Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO

SECTION 1350 OF TITLE 18 OF THE UNITED STATES CODE

In connection with the Quarterly Report of MAIA Biotechnology, Inc. (the “Company”) on Form 10-Q for the period ended September 30, 2025 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Vlad Vitoc, Chief Executive Officer of the Company, certify, pursuant to Section 1350 of Title 18 of the United States Code as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 7, 2025	By:	/s/ Vlad Vitoc
Vlad Vitoc
Chairman and Chief Executive Officer
(Principal Executive Officer)